                                                                   EXHIBIT 10.24

                          GENENCOR INTERNATIONAL, INC.
                       RESTRICTED STOCK PURCHASE AGREEMENT
                (STOCK OPTION AND STOCK APPRECIATION RIGHT PLAN)


        THIS AGREEMENT is made between _____________ (the "Purchaser") and Genencor International, Inc. (the "Company"), as of __________________, 2000.


                                    RECITALS

        (1) Pursuant to the exercise of the Option granted to the Purchaser under the Genencor International, Inc. Stock Option and Stock Appreciation Right Plan (the "Plan") and pursuant to the Stock Option Agreement dated _____________, 2000, by and between the Company and the Purchaser with respect to such grant (the "Option Agreement"), which Plan and Option Agreement are hereby incorporated by reference, the Purchaser has elected to purchase one hundred percent (100%) of those shares of the Company's common stock which have not become vested under the vesting schedule set forth in the Stock Option Grant Notice (the "Unvested Shares"). The Unvested Shares and the shares subject to the Option Agreement which have become vested are sometimes collectively referred to herein as the "Shares."

        (2) As a condition to the Purchaser's election to exercise the option, the Purchaser must execute this Restricted Stock Purchase Agreement, which sets forth the rights and obligations of the parties with respect to Shares acquired upon exercise of the Option.

        1. Repurchase Option.

                (a) If the Purchaser ceases to be an employee of the Company or any subsidiary for any reason, including for Cause, death, and disability, the Company shall have the right and option to purchase from the Purchaser, or the Purchaser's personal representative, as the case may be, all of the Purchaser's Unvested Shares as of the date on which the Purchaser ceases to be an employee of the Company or any subsidiary at price equal to the sum of (i) the exercise price paid by the Purchaser for such Shares in connection with the exercise of the Option and (ii) any interest accrued as of the date of such purchase under that certain Secured Promissory Note between Purchaser and the Company, dated as of even date herewith (such purchase option, the "Repurchase Option").

                (b) The Company may exercise its Repurchase Option by delivering personally or by registered mail, to the Purchaser (or the Purchaser's transferee or legal representative, as the case may be), within sixty (60) days of the date on which the Purchaser ceases to be an employee of the Company or any subsidiary, a notice in writing indicating the Company's intention to exercise the



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Repurchase Option and setting forth a date for closing not later than thirty
(30) days from the mailing of such notice. The closing shall take place at the Company's office. At the closing, the holder of the certificates for the Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefor.

                (c) At its option, the Company may elect to make payment for the Unvested Shares by cash or check or by tendering for cancellation all or a portion of a promissory note of the Purchaser payable to the Company, which tender shall, to the extent and in the amount provided by the Company in such tender, be deemed to be the payment of the amount of the unpaid principal and/or accrued and unpaid interest thereon tendered for cancellation, without regard to whether such note is then due and payable and the uncanceled portion of such note shall remain outstanding until all obligations thereunder shall be paid in full. The amount of the unpaid principal and/or accrued and unpaid interest thereon of a promissory note tendered for cancellation under this Section 1(c) shall first be allocated to the recourse portion of such promissory note. At its option, the Company may elect to make payment for the Unvested Shares by wire transfer to a bank selected by the Purchaser.

                (d) If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within sixty (60) days following the date on which the Purchaser ceases to be an employee of the Company or any subsidiary, the Repurchase Option shall terminate.

                (e) One hundred percent (100%) of the Unvested Shares shall initially be subject to the Repurchase Option. Except as provided in Section 1(f), the Unvested Shares shall be released from the Repurchase Option in accordance with the Vesting Schedule set forth in the Stock Option Grant Notice and attached hereto as Exhibit 1(e) until all Shares are released from the Repurchase Option. Fractional Shares shall be rounded to the nearest whole share.

                (f) Notwithstanding Section 1(e), the Unvested Shares shall be released from the Repurchase Option upon the occurrence of either of the following events:

                        (i) the first purchase of the shares of the Company's Common Stock pursuant to a tender or exchange offer which is intended to effect the acquisition of more than forty percent (40%) of the voting power of the Company (other than a tender or exchange offer made by the Company);

                        (ii) approval by the Company's stockholders of (A) a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving corporation and which does not result in any reclassification or reorganization of the Shares), (B) a sale or disposition of all or substantially all of the Company's assets or (C) a plan of complete liquidation or dissolution of the Company; or



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                        (iii) the involuntary termination of Purchaser's
        employment with the Company for reasons other than Cause. For purposes of this Agreement, "Cause" shall mean Purchaser's (A) commission of a felony, (B) breach of material fiduciary duty owed by the Purchaser to the Company or any subsidiary; (C) material and repeated neglect of duties; (D) intentional unauthorized disclosure to any person of confidential information or trade secrets of a material nature relating to the Company's business or (E) having engaged in any conduct which the Company's written rules, regulations or policies relating to employment specify as constituting grounds for discharge.

                This Section 1(f) shall not apply to any transaction otherwise described in Sections 1(f)(i) or (ii) between the stockholders of the Company on the date of the adoption of the Plan (the "Stockholders") or between the Company and either or both of the Stockholders.

        2. Right of First Refusal.

                (a) Company's Right of First Refusal. Before any Shares held by the Purchaser (whether vested or unvested) may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (each, a "Transfer"), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

                        (i) Notice of Proposed Transfer. The Purchaser shall deliver to the Company a written notice (the "Notice") stating: (i) the Purchaser's bona fide intention to sell or otherwise Transfer such Shares; (ii) the name of each proposed purchaser or other transferee (each a "Proposed Transferee"); (iii) the number of Shares to be Transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Purchaser proposes to Transfer the Shares (the "Offered Price"), and the Purchaser shall offer the Shares at the Offered Price to the Company or its assignee(s). Whether the cash price or other consideration for which the Purchaser proposes to Transfer the Shares is "bona fide" for purposes of the preceding sentence shall be determined by the Company's Board of Directors in its sole discretion.

                        (ii) Exercise of Right of First Refusal. Within thirty
(30) days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be Transferred to any one or more of the Proposed Transferees. The purchase price will be determined in accordance with subsection (c) below.

                        (iii) Purchase Price. The purchase price ("Purchase Price") for the Shares repurchased under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in its sole discretion.



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                        (iv) Payment. Payment of the Purchase Price shall be
made, at the option of the Company or its assignee(s), in cash or check, or by a cancellation of the unpaid principal and/or accrued and unpaid interest under a promissory note of the Purchaser payable to the Company, or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

                        (v) Purchaser's Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Purchaser may sell or otherwise Transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within ninety (90) days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section and the Restricted Stock Purchase Agreement, as applicable, shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not Transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by the Purchaser may be sold or otherwise Transferred.

                (b) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 2 notwithstanding, the Transfer of any or all of the Shares during the Purchaser's lifetime or on the Purchaser's death by will or intestacy to the Purchaser's Immediate Family or a trust for the benefit of the Purchaser's Immediate Family shall be exempt from the Right of First Refusal. As used herein, "Immediate Family" shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions of this Section (including the Right of First Refusal) and the Restricted Stock Purchase Agreement, as applicable, and there shall be no further Transfer of such Shares except in accordance with the terms of this Section.

                (c) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to all Shares one hundred eighty (180) days after a sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

        3. Escrow; Transferability Restrictions.

                (a) Purchaser hereby authorizes and directs the Treasurer of the Company, or such other person designated by the Company, to transfer the Unvested Shares as to which the Repurchase Option has been exercised from the Purchaser to the Company.



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                (b) To ensure the availability for delivery of the Purchaser's
Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 1, the Purchaser hereby appoints the Treasurer of the Company, or any other person designated by the Company as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the Treasurer of the Company, or such other person designated by the Company, the share certificates representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A. The Unvested Shares and stock assignment shall be held by the Treasurer in escrow, pursuant to the Joint Escrow Instructions of the Company and the Purchaser attached as Exhibit B hereto, until the Company exercises its Repurchase Option as provided in Section 1, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect. As a further condition to the Company's obligations under this Agreement, the spouse of the Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit C. Upon vesting of the Unvested Shares, the escrow agent shall promptly deliver to the Purchaser the certificate or certificates representing such Shares in the escrow agent's possession belonging to the Purchaser, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement or any other agreement including, without limitation, any pledge agreement relating to the Shares.

                (c) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

                (d) Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof and the Exercise Notice executed by the Purchaser with respect to any Unvested Shares purchased by the Purchaser and shall acknowledge the same by signing a copy of this Agreement.

        4. Ownership, Voting Rights, Duties. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of the Purchaser, except as specifically provided herein.

        5. Legends. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

               THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF
               REPURCHASE AS SET FORTH IN AN



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               AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF
               WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

        6. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

        7. Notices. Notices required hereunder shall be given in person or by registered mail to the address of the Purchaser shown on the records of the Company, and to the Company at its principal executive office.

        8. Survival of Terms. This Agreement shall apply to and bind the Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

        9. Lock-Up Period. Purchaser hereby agrees that if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Purchaser shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

        10. Section 83(b) Election for Unvested Shares Purchased Pursuant to a Nonstatutory Stock Option. Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of a nonstatutory stock option for Unvested Shares, that unless an election is filed by The Purchaser with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within thirty (30) days of the purchase of the Shares, electing pursuant to
Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their fair market value on the date of purchase, there will be a recognition of taxable income to the Purchaser, measured by the excess, if any, of the fair market value of the Shares, at the time the Company's Repurchase Option lapses over the purchase price for the Shares. Purchaser represents that Purchaser has consulted any tax consultant(s) Purchaser deems advisable in connection with the purchase of the Shares or the filing of the Election under Section 83(b) and similar tax provisions.



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        PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND
NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER'S BEHALF.

        11. Representations. Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that he (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

        12. Arbitration. The parties hereby agree that, in order to obtain prompt and expeditious resolution of any disputes under this Agreement, each claim, dispute or controversy of whatever nature, arising out of, in connection with, or in relation to the interpretation, performance or breach of this Agreement (or any other agreement contemplated by or related to this Agreement), including without limitation any claim based on contract, tort or statute, or the arbitrability of any claim hereunder (an "Arbitrable Claim"), shall be settled by final and binding arbitration conducted in Palo Alto, California. All such Arbitrable Claims shall be settled by three arbitrators in accordance with the Commercial Arbitration Rules then in effect of the American Arbitration Association. Such arbitrators shall be selected by mutual agreement of the parties; provided, that, absent the mutual agreement of the parties, the arbitrators may not have any preexisting, direct or indirect relationship with any party to the dispute. EACH PARTY HERETO EXPRESSLY CONSENTS TO, AND WAIVES ANY FUTURE OBJECTION TO, SUCH FORUM AND ARBITRATION RULES. Judgment upon any award may be entered by any state or federal court having jurisdiction thereof. Except as required by law (including, without limitation, the rules and regulations of the Securities and Exchange Commission and the Nasdaq Stock Market if applicable), neither party nor the arbitrators shall disclose the existence, content, or results of any arbitration hereunder without the prior written consent of all parties. Except as provided herein, the Federal Arbitration Act shall govern the interpretation, enforcement and all proceeding pursuant to this Section 12.

        Adherence to this dispute resolution process shall not limit the right of the parties hereto to obtain any provisional remedy, including without limitation, injunctive or similar relief, from any court of competent jurisdiction as may be necessary to protect their respective rights and interests pending arbitration. Notwithstanding the foregoing sentence, this dispute resolution procedure is intended to be the exclusive method of resolving any Arbitrable Claims arising out of or relating to this Agreement. The arbitration procedures shall follow the substantive law of the State of California, including the provisions of statutory law dealing with arbitration, as it may exist at the time of the demand for arbitration, insofar as said provisions are not in conflict with this Agreement and specifically excepting therefrom sections of any such statute dealing with discovery and sections



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requiring notice of the hearing date by registered or certified mail. The arbitrators shall determine the prevailing party and shall include in their award that party's reasonable attorneys' fees and costs.

        13. Governing Law; Severability. Except as otherwise provided, herein, this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by the arbitrators selected pursuant to Section 12 or by a court of law to be illegal or unenforceable, the other provisions of this Agreement shall nevertheless remain effective and shall remain enforceable.

        Purchaser represents that he has read this Agreement and is familiar with its terms and provisions. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.



                            [Signature page follows]



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        IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

                                            GENENCOR INTERNATIONAL, INC.


                                            By:
                                               ---------------------------------

                                            Title:
                                                  ------------------------------



                                            PURCHASER

                                            ------------------------------------


                                            Address:

                                            ------------------------------------

                                            ------------------------------------



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                                    EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


        FOR VALUE RECEIVED I, ________________, hereby sell, assign and transfer unto ________________________________________________________________________
(__________) shares of the Common Stock of Genencor International, Inc. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint ____________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

        This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between Genencor International, Inc. and the undersigned dated _________________, _______.


Dated: _______________, ________


                                            Signature:
                                                      --------------------------















INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Restricted Stock Purchase Agreement, without requiring additional signatures on the part of the Purchaser.

                                    EXHIBIT B

                            JOINT ESCROW INSTRUCTIONS


                                                                  ________, 2000

Genencor International, Inc.
925 Page Mill Road
Palo Alto, CA 94304
Attn:  Treasurer


To the Treasurer of Genencor International, Inc.:

        As Escrow Agent for both Genencor International, Inc., (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

        1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's Repurchase Option set forth in the Agreement, the Company shall give to the Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

        2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (such purchase price is to be paid by cash or check) for the number of shares of stock being purchased pursuant to the exercise of the Company's Repurchase Option; provided, that if such purchase price is to be made in part by a cancellation of the unpaid principal and/or accrued and unpaid interest under a promissory note of the Purchaser payable to the Company, the written notice specified in Section 1 shall specifically so state and no additional delivery shall be required hereunder for that portion of the purchase price to be made by cancellation of the unpaid principal and/or accrued and unpaid interest under such promissory note.

        3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, the Purchaser shall exercise all rights and privileges of a stockholder of the Company while you hold the stock.

        4. Upon written request of the Purchaser you will deliver to the Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's Repurchase Option and are not then Pledged Collateral, as that term is defined in that certain Genencor International, Inc, Pledge Agreement by the Purchaser in favor of the Company ("Pledged Collateral"). Within sixty (60) days after the Purchaser ceases to be an employee of the Company or any subsidiary, you will deliver to the Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's Repurchase Option and which are not Pledged Collateral.

        5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to the Purchaser, you shall deliver all of the same to the Purchaser and shall be discharged of all further obligations hereunder.

        6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

        7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for the Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of counsel you may elect to engage shall be conclusive evidence of such good faith.

        8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law or those orders imposed by the arbitrators appointed under Section 12 of the Agreement and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any such court or arbitrators. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such



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compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

        9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

        10. You shall not be liable for the expiration of any rights under any applicable state, federal or local statute of limitations or similar statute or regulation with respect to these Joint Escrow Instructions or any documents deposited with you.

        11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor, and you shall be reimbursed by the Company for any such reasonable compensation paid by you therefor.

        12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

        13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

        14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction or the arbitrators appointed under Section 12 of the Agreement after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

        15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten
(10) days' advance written notice to each of the other parties hereto.



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               COMPANY:        Genencor International, Inc.
                               925 Page Mill Road
                               Palo Alto, CA 94304
                               (650) 846-7695 (fax)
                               Attn: ___________________________

               PURCHASER:      _____________________________
                               _____________________________
                               _____________________________
                               _____________________________

               ESCROW AGENT:   Treasurer of Genencor International, Inc.
                               Genencor International, Inc.
                               925 Page Mill Road
                               Palo Alto, CA 94304
                               (650) 846-7695 (fax)

        16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

        17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

        18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, excluding that body of law pertaining to conflicts of law.


                                            GENENCOR INTERNATIONAL, INC.

                                            By:
                                               ---------------------------------

                                            Title:
                                                  ------------------------------

                                            PURCHASER:

                                            ------------------------------------


                                            Escrow Agent:


                                            ------------------------------------

                                    EXHIBIT C

                                CONSENT OF SPOUSE


        I, ____________________, spouse of _________________ have read and approve the foregoing Restricted Stock Purchase Agreement between Genencor International, Inc. and my spouse (the "Agreement"). In consideration of granting of the right to my spouse to purchase shares of Genencor International, Inc. as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, ______